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                                                                    Exhibit 10.1


                            CALGON CARBON CORPORATION

                                STOCK OPTION PLAN
                (AS AMENDED AND RESTATED THROUGH APRIL 20, 1999)

                  The purposes of the Stock Option Plan (the "Plan") are to encourage eligible employees of Calgon Carbon Corporation (the "Company") and any other corporation in the Chain, as defined below, including officers who are employees, to increase their efforts to make the Company and each Subsidiary more successful, to provide an additional inducement for such individuals to remain with the Company or a Subsidiary, to reward such individuals by providing the opportunity to acquire Common Stock of the Company ("Common Stock") on favorable terms and to provide a means through which the Company may attract able persons to enter the employ of the Company or one of its Subsidiaries. The "Chain" shall mean all corporations in an unbroken chain of corporations including the Company, in which each of the corporations other than the last corporation in the chain owns stock possessing at least fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain. "Subsidiary" shall mean any corporation in the Chain directly or indirectly controlled by the Company.

                                    SECTION 1
                                 Administration
                                 --------------

                  The Plan shall be administered by a Committee (the "Committee") appointed by the Board of Directors of the Company (the "Board") and consisting of not less than two members of the Board, each of whom at the time of appointment to the Committee and at all times during service as a member of the Committee shall be (i) "Non-Employee Directors" as then defined under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor Rule and (ii) an "outside director" under Section 162(m)(4)(C) of the Internal Revenue Code of 1986 (the "Code"), or any successor provision.

                  The Committee shall interpret the Plan and prescribe such rules, regulations and procedures in connection with the operations of the Plan as it shall deem to be necessary and advisable for the administration of the Plan consistent with the purposes of the Plan. All questions of interpretation and application of the Plan, or as to grants or awards under the Plan, shall be subject to the determination of the Committee which shall be final and binding.

                  The Committee shall keep records of action taken at its meetings, a majority of the Committee shall constitute a quorum at any meeting and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in
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writing by a majority of the Committee, shall be the acts of the Committee.

                                    SECTION 2
                                   Eligibility
                                   -----------

                  Those employees ("Key Employees") of the Company or any Subsidiary (including, but not limited to, covered employees as defined in Section 162(m)(3) of the Code, or any successor provision) who are important to the management, growth or protection of the business of the Company or any Subsidiary shall be eligible to receive stock options (with or without stock appreciation rights) and to receive restricted or restricted performance share awards as described herein.

                  Stock options (with or without stock appreciation rights) may be granted and restricted or restricted performance shares may be awarded to any person conditional upon such person's becoming a Key Employee of the Company or any Subsidiary, but any such options or rights or restricted or restricted performance shares shall be deemed granted or awarded as of the date such person becomes such a Key Employee and shall be null and void unless that occurs before a date specified by the Committee and not more than six months after the Committee acts to grant such options or rights or award such restricted or restricted performance shares.

                  Subject to the provisions of the Plan, the Committee shall have full and final authority, in its discretion, to grant stock options (with or without stock appreciation rights) and to award restricted or restricted performance shares as described herein and to determine the individuals to whom any such grant or award shall be made and the number of shares to be covered by each stock option. In determining the eligibility of any individual, as well as in determining the number of shares covered by each grant of a stock option or award of restricted or restricted performance shares, the Committee shall consider the position and the responsibilities of the individual being considered, the nature and value to the Company or a Subsidiary of his or her services, his or her present and/or potential contribution to the success of the Company or a Subsidiary and such other factors as the Committee may deem relevant.

                                    SECTION 3
                         Shares Available under the Plan
                         -------------------------------

                  The aggregate number of shares of Common Stock which was originally available under the Plan, as adjusted to reflect stock splits and distributions by the Company, was 4,138,640 shares. Immediately prior to the date of the amendment and

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restatement of the Plan, after adjustment to reflect the transfer of 100,000 available shares to the 1993 Directors' Stock Option Plan, the remaining aggregate number of shares of Common Stock which may be issued or delivered under the Plan upon exercise of stock options is 946,040 shares (consisting of 691,500 shares reserved for outstanding stock options and 254,540 shares available for stock options which have not yet been granted or for awards of restricted or restricted performance shares), subject to adjustment and substitution as set forth in Section 6. As of the date of the amendment and restatement, an additional 2,700,000 shares are available under the Plan, subject to adjustment and substitution as set forth in Section 6.

                  In addition, if non-alternative stock appreciation rights are granted together with any stock option with the effect provided in Section 5(D)(1), up to one additional share of Common Stock may be issued or delivered under the Plan in payment of such stock appreciation rights for each share issued or delivered upon the exercise of such stock option. If alternative stock appreciation rights are granted together with any stock option with the effect provided in Section 5(D)(2), upon the exercise of any such alternative stock appreciation rights in lieu of the related stock option, the number of shares which may be issued or delivered under the Plan upon the exercise of stock options as provided in the first sentence of this paragraph shall be reduced by the number of shares, if any, issued or delivered in payment of such alternative stock appreciation rights. The shares which may be issued or delivered under the Plan may be either authorized but unissued shares or treasury shares or partly each, as shall be determined by the Board.

                  Except as provided in the preceding paragraph, if any stock option granted under the Plan is cancelled by mutual consent or terminates or expires for any reason without having been exercised in full, the number of shares subject to such stock option shall again be available for the purposes of the Plan. If shares of Common Stock are forfeited to the Company pursuant to the restrictions applicable to restricted or restricted performance shares awarded under the Plan, the shares so forfeited shall again be available for purposes of the Plan. To the extent any restricted performance shares are not earned, the number of shares shall again be available for purposes of the Plan.

                                    SECTION 4
              Grant of Stock Options and Stock Appreciation Rights
              ----------------------------------------------------
            and Awards of Restricted or Restricted Performance Shares
            ---------------------------------------------------------

                  The Committee shall have authority, in its discretion, (a) to grant "incentive stock options" pursuant to Section 422 of

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the Code to grant "nonstatutory stock options" (stock options which do not qualify under Section 422 or Section 423 of the Code) or to grant both types of stock options (but not in tandem), (b) to award restricted shares and (c) to award restricted performance shares, all as provided herein. The Committee shall also have authority, in its discretion, to grant alternative or non-alternative stock appreciation rights together with stock options with the effect provided in Section 5(D).

                  Stock appreciation rights granted together with a nonstatutory stock option may be granted either at the time such stock option is granted or at any time thereafter during the term of such stock option. Stock appreciation rights granted together with an incentive stock option may only be granted at the time such incentive stock option is granted.

                  From February 1, 1999 through the duration of the Plan, the maximum number of shares as to which stock options (with or without stock appreciation rights) may be granted and as to which restricted or restricted performance shares may be awarded under the Plan to any one employee is 700,000 shares, subject to adjustment and substitution as set forth in Section 6. For the purposes of this limitation, any adjustment or substitution made pursuant to
Section 6 with respect to the maximum number of shares set forth in the preceding sentence shall also be made with respect to any shares subject to stock options or restricted or restricted performance share awards previously granted under the Plan to such employee.

                  Notwithstanding any other provision contained in the Plan or in any agreement referred to in Section 5(G), but subject to the last two sentences of this paragraph, the aggregate fair market value, determined as provided in Section 5(H) on the date of grant, of the shares with respect to which incentive stock options are exercisable for the first time by a grantee during any calendar year under all plans of the Company employing such grantee, any parent or subsidiary corporation of such corporation and any predecessor corporation of any such corporation shall not exceed $100,000. Any purported grants of incentive stock options in excess of such $100,000 shall be deemed to be grants of nonstatutory stock options. If the date on which one or more of such incentive stock options could first be exercised would be accelerated pursuant to any provision of the Plan or any stock option agreement, and the acceleration of such exercise date would result in a violation of the limitation set forth in the second preceding sentence, then, notwithstanding any such violation, but subject to the provisions of the next succeeding sentence, the exercise dates of such incentive stock options shall nevertheless be accelerated with the exercise dates of the incentive stock options with the lowest option prices being

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accelerated to the earliest such dates and with any remaining options being converted in whole or in part to nonstatutory stock options. A grantee may, with the consent of the Committee, choose not to accelerate the exercise date of any such incentive stock options which would violate the $100,000 limitation set forth in the first sentence of this paragraph by indicating his or her decision to do so in writing to the Committee within 10 days after such acceleration would have otherwise become effective.

                  Notwithstanding anything in the Plan to the contrary, without the prior approval of the stockholders of the Company, options issued under the Plan shall not be repriced, replaced or regranted through cancellation, or by lowering the option exercise price of a previously granted award.

                                    SECTION 5
                    Terms and Conditions of Stock Options and
                    -----------------------------------------
                            Stock Appreciation Rights
                            -------------------------

                  Stock options and stock appreciation rights granted under the Plan shall be subject to the following terms and conditions:

                  (A) The purchase price at which each stock option may be exercised (the "option price") shall be such price as the Committee, in its discretion, shall determine but shall not be less than one hundred percent (100%), in the case of incentive stock options, or eighty percent (80%), in the case of nonstatutory stock options, of the fair market value per share of the shares of Common Stock covered by the stock option on the date of grant, except that in the case of an incentive stock option granted to an individual who, immediately prior to such grant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary (a "Ten Percent Employee"), the option price shall be not less than 110% of such fair market value on the date of grant. For purposes of this Section 5(A), the fair market value of the Common Stock shall be determined as provided in Section 5(H). For purposes of this Section 5(A), an individual shall be considered as owning not only shares of Common Stock owned individually but also all shares that are at the time owned, directly or indirectly, by or for the spouse, ancestors, lineal descendants and brothers and sisters (whether by the whole or half blood) of such individual, and shall also be considered as owning proportionately any shares owned, directly or indirectly, by or for any corporation, partnership, estate or trust in which such individual shall be a shareholder, partner or beneficiary.

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                  (B)  The option price shall be payable in cash; provided,
         however, that in lieu of cash a grantee may, if authorized by the Committee at the time of grant, in the case of an incentive stock option, or at any time, in the case of a nonstatutory stock option, pay the option price in whole or in part by tendering to the Company shares of Common Stock owned by the grantee and having a fair market value on the date of exercise of the stock option, determined as provided in
         Section 5(H), equal to the option price for the shares being purchased (except that (i) any portion of the option price representing a fraction of a share shall in any event be paid in cash and (ii) no shares of Common Stock which have been held for less than six months may be delivered in payment of the option price of a stock option), or, if so provided in the option agreement referred to in Section 5(G), the grantee may pay that portion of the option price which exceeds the aggregate par value of the shares being purchased in whole or in part with secured or unsecured promissory notes of the grantee maturing in less than one year. The option price shall be payable at such time or times as the Committee, in its discretion, shall determine. Delivery of shares, if authorized, may also be accomplished through the effective transfer to the Company of shares held by a broker or other agent. The Company will also cooperate with any person exercising a stock option who participates in a cashless exercise program of a broker or other agent under which all or part of the shares received upon exercise of the stock option are sold through the broker or other agent or under which the broker or other agent makes a loan to such person. Notwithstanding the foregoing, unless the Committee, in its discretion, shall otherwise determine at the time of grant in the case of an incentive stock option, or at any time in the case of a nonstatutory stock option, the exercise of the stock option shall not be deemed to occur and no shares of Common Stock will be issued by the Company upon exercise of the stock option until the Company has received payment of the option price in full. The date of exercise of a stock option shall be determined under procedures established by the Committee, and as of the date of exercise the person exercising the stock option shall be considered for all purposes to be the owner of the shares with respect to which the stock option has been exercised. Payment of the option price with shares shall not increase the number of shares of Common Stock which may be issued or delivered under the Plan as provided in
         Section 3.

                  (C) No nonstatutory stock option shall be exercisable after the expiration of ten years from the date of grant.

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          No incentive stock option shall be exercisable after the expiration of ten years (five years, in the case of a Ten Percent Employee) from the date of grant. Subject to this Section 5(C) and Sections 5(F), 5(G) and 5(I), and the other provisions of the Plan, stock options may be exercised at such times, in such amounts and subject to such restrictions as shall be determined, in its discretion, by the Committee.

                  (D)(1) If non-alternative stock appreciation rights are granted together with a stock option, such stock appreciation rights shall entitle the person or persons who are entitled to exercise the related stock option, upon exercise of the related stock option, or any portion thereof, to receive from the Company (in addition to the shares to be received upon exercise of the related stock option) that number of shares of Common Stock having an aggregate fair market value, determined as provided in Section 5(H), on the date of exercise of the related stock option equal to the excess of the fair market value of one share of Common Stock over the option price per share payable pursuant to the related stock option times the number of shares covered by the related stock option, or portion thereof, which is exercised. No fractional shares shall be issued or delivered but instead cash shall be paid in lieu of any fractional shares. The Committee shall have authority, in its discretion, to determine at any time that all or any part of the obligation of the Company with respect to non- alternative stock appreciation rights (other than those granted together with incentive stock options) shall be paid in cash.

                  (2) If alternative stock appreciation rights are granted together with a stock option, such stock appreciation rights shall entitle the person or persons who are entitled to exercise the related stock option to surrender unexercised the related stock option, or any portion thereof, and to receive from the Company in exchange therefor that number of shares of Common Stock having an aggregate fair market value, determined as provided in Section 5(H), on the date of exercise of the alternative stock appreciation rights equal to the excess of the fair market value of one share of Common Stock on such date of exercise over the option price per share payable pursuant to the related stock option times the number of shares covered by the related stock option, or portion thereof, which is surrendered. Alternative stock appreciation rights granted together with an incentive stock option shall not be exercisable, however, unless the fair market value per share of the Common Stock on the date of exercise, determined as provided in Section 5(H), exceeds the option price per

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          share payable pursuant to such incentive stock option. No fractional shares shall be issued or delivered but instead, except as provided below, cash shall be paid in lieu of any fractional shares. The Committee shall have authority, in its discretion, to determine at any time that all or any part of the obligation of the Company with respect to alternative stock appreciation rights shall be paid in cash.

                  (E) No stock option or stock appreciation rights shall be transferable by the grantee other than by Will, or if the grantee dies intestate, by the laws of descent and distribution of the state of domicile of the grantee at the time of death, and each stock option and stock appreciation right shall be exercisable during the lifetime of the grantee only by the grantee.

                  (F) Unless otherwise determined by the Committee and provided in the stock option agreement referred to in Section 5(G) or an amendment thereto:

                           (i) If the employment of a grantee who is not a Disabled Grantee as defined in clause (ii) below is voluntarily terminated with the consent of the Company or a Subsidiary and the Company consents to such exercise, or if a grantee retires under any retirement plan of the Company or a Subsidiary, any then outstanding incentive stock option held by such grantee shall be exercisable (to the extent exercisable on the date of termination of employment) by such grantee at any time prior to the expiration date of such incentive stock option or within three months after the date of termination of employment, whichever is the shorter period;

                           (ii) If the employment of a grantee who is disabled within the meaning of Section 422(c)(6) (formerly Section 422A(c)(7)) of the Code (a "Disabled Grantee") is voluntarily terminated with the consent of the Company or a Subsidiary, any then outstanding incentive stock option held by such Disabled Grantee shall be exercisable (to the extent exercisable on the date of termination of employment) by such Disabled Grantee at any time prior to the expiration date of such incentive stock option or within one year after the date of termination of employment, whichever is the shorter period;

                           (iii) If the employment of a grantee who holds a nonstatutory stock option is voluntarily terminated with the consent of the Company or a Subsidiary and the

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                  Company consents to such exercise, or if such grantee
                  retires under any retirement plan of the Company or a Subsidiary, any then outstanding nonstatutory stock option held by such grantee shall be exercisable (to the extent exercisable on the date of termination of employment) by such grantee at any time prior to the expiration date of such nonstatutory stock option or within one year after the date of termination of employment, whichever is the shorter period; and

                           (iv) Following the death of a grantee, either during employment or after termination of employment during a period when a stock option is exercisable as provided in clauses (i),
                  (ii) or (iii) above, any outstanding stock option held by the grantee at the time of death shall be exercisable in whole or in part (whether or not so exercisable on the date of the death of the grantee but subject to the provisions of Section
                  4) by the person or persons entitled to do so under the Will of the grantee, or, if the grantee shall fail to make testamentary disposition of such stock option or shall die intestate, by the legal representative of the grantee, in either case at any time prior to the expiration date of such stock option or within one year after the date of death, whichever is the shorter period.

                  If the employment of a grantee terminates for any reason other than as set forth above in this Section 5(F), the rights of such grantee under any then outstanding stock option and stock appreciation rights shall terminate at the time of such termination of employment. In addition, if a grantee engages in the operation or management of a business, whether as owner, partner, officer, director, employee or otherwise, and whether during or after termination of employment by the Company or a Subsidiary, which is then in competition with the Company or a Subsidiary, the Committee may in its discretion immediately terminate all stock options and stock appreciation rights held by such grantee.

                  Whether termination of employment is a voluntary termination with consent of the Company or a Subsidiary and whether a grantee is disabled within the meaning of Section 422(c)(6) of the Code shall be determined in each case by the Committee and any such determination by the Committee shall be final and binding.

                  (G) All stock options and stock appreciation rights shall be confirmed by a stock option agreement, or amendment

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         thereto, which shall be executed by the President or any Vice
         President on behalf of the Company and by the individual to whom such stock options or stock appreciation rights are granted. The provisions of such agreements need not be identical.

                  (H) Fair market value of the Common Stock shall be the mean between the following prices, as applicable, for the date as of which fair market value is to be determined as quoted in The Wall Street Journal (or in such other reliable publication as the Committee, in its discretion, may determine to rely upon): (a) if the Common Stock is listed on the New York Stock Exchange, the highest and lowest sales prices per share of the Common Stock as quoted in the NYSE Composite Transactions listing for such date, (b) if the Common Stock is not listed on such exchange, the highest and lowest sales prices per share of Common Stock for such date on (or on any composite index including) the principal United States securities exchange registered under the Exchange Act on which the Common Stock is listed or (c) if the Common Stock is not listed on any such exchange, the highest and lowest sales prices per share of the Common Stock for such date on the National Association of Securities Dealers Automated Quotations System or any successor system then in use ("NASDAQ"). If there are no such sale price quotations for the date as of which fair market value is to be determined but there are such sale price quotations within a reasonable period both before and after such date, then fair market value shall be determined by taking a weighted average of the means between the highest and lowest sales prices per share of the Common Stock as so quoted on the nearest date before and the nearest date after the date as of which fair market value is to be determined. The average should be weighted inversely by the respective numbers of trading days between the selling dates and the date as of which fair market value is to be determined. If there are no such sale price quotations on or within a reasonable period both before and after the date as of which fair market value is to be determined, then fair market value of the Common Stock shall be the mean between the bona fide bid and asked prices per share of Common Stock as so quoted for such date on NASDAQ, or if none, the weighted average of the means between such bona fide bid and asked prices on the nearest trading date before and the nearest trading date after the date as of which fair market value is to be determined, if both such dates are within a reasonable period. The average is to be determined in the manner described above in this Section 5(H). If the fair market value of the Common Stock cannot be determined on the basis previously set forth in

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         this Section 5(H) on the date as of which fair market value is to be determined, the Committee shall in good faith determine the fair market value of the Common Stock on such date. Fair market value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse.

                  (I) The obligation of the Company to issue shares of the Common Stock under the Plan shall be subject to (i) the effectiveness of a registration statement under the Securities Act of 1933, as amended, with respect to such shares, if deemed necessary or appropriate by counsel for the Company, (ii) the condition that the shares shall have been listed (or authorized for listing upon official notice of issuance) upon each stock exchange, if any, on which the shares of Common Stock may then be listed and (iii) all other applicable laws, regulations, rules and orders which may then be in effect.

                  (J) Notwithstanding any other provision of this Section 5 or any other provision of the Plan or any stock option agreement or an amendment thereto, any grantee who has made a hardship withdrawal from the Calgon Carbon Corporation Thrift/Savings Plan shall be prohibited, for a period of twelve (12) months following such hardship withdrawal, from exercising any stock option granted under the Plan in such a manner and to the extent that the exercise of such stock option would result in an employee elective contribution or an employee contribution to an employer plan within the meaning of Treasury Regulation [sec] 1.401(k)-1(d)(2)(iii)(B)(3) or any successor regulation thereto.

                  Subject to the foregoing provisions of this Section 5 and the other provisions of the Plan, any stock option or stock appreciation rights granted under the Plan shall be subject to such other terms and conditions as the Committee shall deem advisable.

                                   SECTION 5A
                     Terms and Conditions of Restricted and
                      Restricted Performance Share Awards
                     --------------------------------------

                  Restricted and restricted performance share awards shall be evidenced by a written agreement in a form prescribed by the Committee, in its discretion, which shall set forth the number of shares of the Common Stock awarded, the restrictions imposed thereon (including, without limitation, restrictions on the right of the grantee to sell, assign, transfer or encumber such shares while such shares are subject to other restrictions

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imposed under this Section 5A), the duration of such restrictions, events
(which may, in the discretion of the Committee, include termination of employment or performance-based events) the occurrence of which would cause a forfeiture of the restricted or restricted performance shares and such other terms and conditions as the Committee in its discretion deems appropriate. Restricted and restricted performance share awards shall be effective only upon execution of the applicable restricted or restricted performance share agreement on behalf of the Company by the Chief Executive Officer (if other than the President), the President or any Vice President, and by the awardee. The provisions of such agreements need not be identical. Awards of restricted or restricted performance shares shall be effective on the date determined, in its discretion, by the Committee.

                  Following a restricted or restricted performance share award and prior to the lapse or termination of the applicable restrictions, the share certificates representing the restricted or restricted performance shares shall be held by the Company in escrow together with related stock powers in blank signed by the grantee. Except as provided in Section 6, the Committee, in its discretion, may determine that dividends and other distributions on the shares held in escrow shall not be paid to the awardee until the lapse or termination of the applicable restrictions. Unless otherwise provided, in its discretion, by the Committee, any such dividends or other distributions shall not bear interest. Upon the lapse or termination of the applicable restrictions (and not before such time), the share certificates representing the restricted or restricted performance shares and unpaid dividends, if any, shall be delivered to the grantee. From the date a restricted or restricted performance share award is effective, the grantee shall be a shareholder with respect to all the shares represented by the share certificates for the restricted or restricted performance shares and shall have all the rights of a shareholder with respect to the restricted or restricted performance shares, including the right to vote the restricted or restricted performance shares and to receive all dividends and other distributions paid with respect to the restricted or restricted performance shares, subject only to the preceding provisions of this paragraph and the other restrictions imposed by the Committee.

                  Neither this Section 5A nor any other provision of the Plan shall preclude an awardee from transferring or assigning restricted or restricted performance shares to (i) the trustee of a trust that is revocable by such awardee alone, both at the time of the transfer or assignment and at all times thereafter prior to such awardee's death or (ii) the trustee of any other trust to the extent approved in advance by the Committee in writing. A

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transfer or assignment of restricted or restricted performance shares from such trustee to any person other than such awardee shall be permitted only to the extent approved in advance by the Committee in writing, and restricted or restricted performance shares held by such trustee shall be subject to all of the conditions and restrictions set forth in the Plan and in the applicable agreement as if such trustee were a party to such agreement.

                  With respect to restricted performance shares, the Committee, in its discretion, may award restricted performance shares which shall be earned by a grantee based on the level of performance over a specified period of time by the Company, a Subsidiary or Subsidiaries, any branch, department or other portion thereof or the grantee individually, as determined by the Committee. For the purposes of the grant of restricted performance shares, the following definitions shall apply:

                  (i) "Performance Period" shall mean an accounting period of the Company or a Subsidiary of not less than one year, as determined by the Committee in its discretion.

                  (ii) "Performance Target" shall mean that level of performance established by the Committee which must be met in order for the restricted performance shares to be fully earned. The Performance Target may be expressed in terms of Common Stock fair market value, revenues, net profit and/or earnings per share, percentage of profitability which are return on assets or return on equity, asset growth or maintenance, ratio of capital to assets or such other similar level or levels of accomplishment by the Corporation, a Subsidiary or Subsidiaries, any division, branch, department or other portion thereof or the grantee individually as may be established or revised from time to time by the Committee.

                  (iii) "Minimum Target" shall mean a minimal level of performance established by the Committee which must be met before any part of the restricted performance shares is earned. The Minimum Target may be the same as or less than the Performance Target in the discretion of the Committee.

                  A Performance Target and/or Minimum Target will be established not later than 90 days after the commencement of the Performance Period to which it relates (or not later than after 25 percent of the Performance Period has expired, if less), provided that any such target must be established when the outcome is substantially uncertain.

                  A grantee shall earn the restricted performance shares in full by meeting the Performance Target for the Performance Period (in addition to any time vesting requirements determined by the Committee). If the Minimum Target has not been attained at the end of the Performance Period, no part of the restricted performance shares shall have been earned by the grantee. If the Minimum Target is attained but the Performance Target is not attained, the portion of the restricted performance shares earned by the grantee shall be such portion as is established by the Committee at the time of grant.

                  Shares which do not vest due to failure to meet performance targets will be forfeited. Awards of restricted performance shares by the Committee need not be made every year.

                  It is intended that any compensation received by grantees of restricted performance shares will qualify as performance-based compensation under Section 162(m) of the Code and this portion of Section 5A shall be interpreted consistently with that intention.

                                    SECTION 6
                      Adjustment and Substitution of Shares
                      -------------------------------------

                  If a dividend or other distribution shall be declared upon the Common Stock payable in shares of Common Stock, (i) the number of shares of Common Stock then subject to any outstanding stock options, (ii) the number of shares of the Common Stock which may be issued under the Plan but are not subject to outstanding stock options and (iii) the maximum number of shares as to which stock options may be granted and as to which restricted or restricted performance shares may be awarded under the Plan to any employee under Section 4 on the date fixed for determining the stockholders entitled to receive such stock dividend or distribution shall be adjusted by adding thereto the number of shares which would have been distributable thereon if such shares had been outstanding on the date fixed for determining the shareholders entitled to receive such stock dividend or distribution. Shares of Common Stock so distributed with respect to any restricted or restricted performance shares held in escrow, shall also be held by the Company in escrow and shall be subject to the same restrictions as are applicable to the restricted or restricted performance shares on which they were distributed.

                  If the outstanding shares of Common Stock shall be changed into or exchangeable for a different number or kind of shares of stock or other securities of the Company or another corporation, whether through reorganization, reclassification, recapitalization, stock split-up, combination of shares, merger or consolidation, then there shall be substituted for each share of Common Stock subject to any then outstanding stock option or stock appreciation rights, for each share of Common Stock which may be issued or delivered under the Plan but not then subject to an outstanding stock option or stock appreciation rights and for the maximum number of shares as to which stock options may be granted and as to which restricted or restricted performance shares may be awarded under the Plan to any employee under Section 4, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed or for which each such share shall be exchangeable. Unless otherwise determined by the Committee, in its discretion, any such stock or securities, as well as any cash or other property, into or for which any restricted or restricted performance shares held in escrow shall be changed or exchangeable in any such transaction shall also be held by the Company in escrow and shall be subject to the same restrictions as are applicable to the restricted or restricted performance shares in respect of which such stock, securities, cash or other property was issued or distributed.

                  In case of any adjustment or substitution as provided for in this Section 6, the aggregate option price for all shares subject to each then outstanding stock option prior to such adjustment or substitution shall be the aggregate option price for all shares of stock or other securities (including any fraction) to which such shares shall have been adjusted or which shall have been substituted for such shares. Any new option price shall be carried to at least three decimal places with the last decimal place rounded upwards to the nearest whole number.

                  If the outstanding shares of the Common Stock shall be changed in value by reason of any spin-off, split-off or split-up, or dividend in partial liquidation, dividend in property other than cash or extraordinary distribution to holders of the Common Stock, (i) the Committee shall make any adjustments to any then outstanding stock option or stock appreciation right which it determines are equitably required to prevent dilution or enlargement of the rights of grantees which would otherwise result from any such transaction and (ii) unless otherwise determined by the Committee, in its discretion, any stock, securities, cash or other property distributed with respect to any restricted or restricted performance shares held in escrow or for which any restricted or restricted performance shares held in escrow shall be exchanged in any such transaction shall also be held by the Company in escrow and shall be subject to the same restrictions as are applicable to the restricted or restricted performance shares in respect of which such stock, securities, cash or other property was distributed or exchanged.

                  No adjustment or substitution provided for in this Section 6 shall require the Company to issue or sell a fraction of a share or other security. Accordingly, all fractional shares or other securities which result from any such adjustment or substitution shall be eliminated and not carried forward to any subsequent adjustment or substitution. Owners of restricted or restricted performance shares held in escrow shall be treated in the same manner as owners of Common Stock not held in escrow with respect to fractional shares created by an adjustment or substitution of shares, except that, unless otherwise determined by the Committee, in its discretion, any cash or other property paid in lieu of a fractional share shall be subject to restrictions similar to those applicable to the restricted or restricted performance shares exchanged therefor.

                  If any such adjustment or substitution provided for in this
Section 6 requires the approval of shareholders in order to enable the Company to grant incentive stock options or to comply with Section 162(m) of the Code, then no such adjustment or substitution shall be made without prior shareholder approval. Notwithstanding the foregoing, in the case of any incentive stock option, if the effect of any such adjustment or substitution would be to cause the stock option to fail to continue to qualify as an incentive stock option or to cause a modification, extension or renewal of such stock option within the meaning of Section 424 of the Code, the Committee may elect that such adjustment or substitution not be made but rather shall use reasonable efforts to effect such other adjustment of each then outstanding stock option as the Committee in its discretion shall deem equitable and which will not result in any disqualification, modification, extension or renewal (within the meaning of Section 424 of the Code) of any such incentive stock option.

                                    SECTION 7
           Effect of the Plan on the Rights of Employees and Employer
           ----------------------------------------------------------

                  Neither the adoption of the Plan nor any action of the Board or the Committee shall be deemed to give any employee any right to be granted a stock option or stock appreciation rights or to be awarded restricted or restricted performance shares under the Plan. Nothing in the Plan, in any stock option or stock appreciation rights granted under the Plan, in any restricted or restricted performance shares awarded under the Plan or in any stock option agreement shall confer any right upon any employee to continue in the employ of the Company or any Subsidiary or interfere in any way with the rights of the Company or any Subsidiary to terminate the employment of any employee at any time.

                                    SECTION 8
                            Amendment and Termination
                            -------------------------

                  The right to amend the Plan at any time and from time to time and the right to terminate the Plan are hereby specifically reserved to the Board; provided always that no such termination shall terminate any outstanding stock options or stock appreciation rights granted or restricted or restricted performance shares awarded under the Plan and provided further that no such amendment of the Plan shall, without stockholder approval (a) increase the total number of shares which may be issued or delivered under the Plan, (b) make any changes in the class of employees eligible to receive stock options, stock appreciation rights or awards of restricted or restricted performance shares,
(c) change the maximum number of shares as to which stock options may be granted and as to which restricted or restricted performance shares may be awarded to any employee under Section 4 of the Plan, (d) extend the periods set forth in this Plan during which stock options or stock appreciation rights may be granted or restricted or restricted performance shares awarded beyond January 31, 2009 or (e) be made if stockholder approval of the amendment is at the time required for stock options or restricted or restricted performance shares under the Plan to qualify for the exemption from Section 16(b) of the Exchange Act provided by Rule 16b-3 or by the rules of the New York Stock Exchange or any stock exchange on which the Common Stock may then be listed. No amendment or termination of the Plan shall, without the written consent of the holder of a stock option, stock appreciation rights or restricted or restricted performance shares theretofore granted under the Plan, adversely affect the rights of such holder with respect thereto.

                                    SECTION 9
                                   Withholding
                                   -----------

                  Income, excise or employment taxes may be required to be withheld by the Company or a Subsidiary in connection with the grant or exercise of a stock option or stock appreciation right, upon a "disqualifying disposition" of the shares acquired upon exercise of an incentive stock option, at the time restricted or restricted performance shares are granted or vest or upon the receipt by the grantee of cash in payment of dividends on restricted or restricted performance shares which have not vested. Any taxes required to be withheld by the Company or any of its Subsidiaries upon the receipt by the grantee of cash in payment of dividends may be satisfied by the Company by withholding the taxes required to be withheld from the cash the grantee would otherwise receive. The Company will request that the grantee pay any additional amount required to be withheld directly to the Company in cash. If a grantee does not pay any taxes required to be withheld by the Company or any of its Subsidiaries within ten days after a request for the payment of such taxes, the Company or such Subsidiary may withhold such taxes from any compensation to which the grantee is entitled.

                                   SECTION 10
                       Effective Date and Duration of Plan
                       -----------------------------------

                  The effective date and date of adoption of the Plan shall be January 10, 1985, the date of adoption of the Plan by the Board. The effective date of the readoption and the amendment and restatement of the Plan shall be February 1, 1999, provided that the amendment and restatement is approved by the stockholders at a meeting of stockholders duly called, convened and held on or prior to January 31, 2000, at which a quorom representing a majority of the outstanding voting stock of the Company is, either in person or by proxy, present and voting on the Plan. No stock option granted under the Plan on or after February 1, 1999 may be exercised until after such approval; provided, that the foregoing shall not apply to stock options or stock appreciation rights granted with shares which were available under the Plan prior to the amendment and restatement of the Plan on February 1, 1999. The Plan was also amended to prohibit repricings on April 20, 1999. No stock option or stock appreciation rights may be granted and no restricted or restricted performance shares may be awarded under the Plan subsequent to January 31, 2009.